                                  EXHIBIT 99.2
                                  ------------

                              SETTLEMENT AGREEMENT

     This Settlement Agreement (this "AGREEMENT") dated as of April 17, 2003 is among Strategic Software Holdings, LLC, a Connecticut limited liability company ("SSH"), Broken Arrow I, L.P., a Delaware limited partnership ("BROKEN ARROW"), Rodney Bienvenu, an individual ("BIENVENU"), James Dennedy, an individual ("DENNEDY"), Empire Capital Partners, L.P., a Delaware limited partnership ("EMPIRE CAPITAL PARTNERS"), Empire GP, L.L.C., a Delaware limited liability company, Empire Capital Management, L.L.C., a Delaware limited liability company, Charter Oak Partners, L.P., a Connecticut limited partnership, Scott A. Fine, an individual, Peter J. Richards, an individual, Peter J. Boni, an individual, Daniel Hoogterp, an individual, Edward Sanchez, Jr., an individual, Sean P. Sears, an individual, and Michael R. Wodopian, an individual (together with the foregoing entities and individuals, the "STOCKHOLDER GROUP"), and Mercator Software, Inc., a Delaware corporation (the "COMPANY").

                                    Recitals
                                    --------

     The Stockholder Group has: (i) publicly stated its intention to nominate six individuals for election to the Company's Board of Directors (the "BOARD") at the Company's annual meeting of stockholders to be held on May 14, 2003 (the "2003 ANNUAL MEETING") and to solicit proxies for the election of its nominees and in opposition to the slate of nominees of the Board (the "PROXY CONTEST"); and (ii) filed a preliminary proxy statement with the Securities and Exchange Commission regarding the solicitation of proxies to be used at the 2003 Annual Meeting to elect the nominees of the Stockholder Group to the Board.

     The Stockholder Group has determined that its and the Company's best interests would be served by: (i) not engaging in the Proxy Contest; and (ii) receipt of the rights and benefits set forth herein.

     The Company has determined that the best interests of the Company and its stockholders would be served by: (i) not engaging in the Proxy Contest; (ii) the restrictions on the members of the Stockholder Group set forth herein; and (iii) receipt of the other rights and benefits set forth herein.

                                    Agreement
                                    ---------

     The parties agree as follows:

     Section 1.     Settlement of Proxy Contest.
                    ---------------------------

     Section 1.1 STOCKHOLDER LIST. The Stockholder Group hereby withdraws its demand dated March 18, 2003 through Cede & Co. as the holder of record of outstanding shares of the Company's common stock, par value $0.01 per share ("COMMON STOCK"), for a stockholder list and related information.

     Section 1.2    Directors.
                    ---------

     (a) The Company and the Stockholder Group agree that there shall be seven nominees standing for election to the Board at the 2003 Annual Meeting for a one-year term until the Company's annual meeting of stockholders in 2004 (the "2004 ANNUAL Meeting") and until their respective successors shall be elected and qualified. Such seven nominees shall be Constance F. Galley, Ernest E. Keet, Roy C. King, Michael E. Lehman, James P. Schadt, Dennis G. Sisco and Mark C. Stevens or, in the event that any one or more such nominees shall be unable to serve as a director, any replacements selected by the Board.

     (b) The Stockholder Group shall support the slate of nominees provided for in Section 1.2(a) hereof for election to the Board at the 2003 Annual Meeting, and the members of the Stockholder Group shall vote all shares of Common Stock that they are entitled to vote at the 2003 Annual Meeting in favor of the election of each such nominee.

     Section 2.     Covenants of the Parties.
                    ------------------------

     Section 2.1 SPECIAL ADVISOR. The Company hereby engages Bienvenu as a special advisor to the Board regarding the Company's strategic affairs. Bienvenu shall make a presentation to the Board regarding the Company's strategic affairs at the meeting of the Board to be held on May 14, 2003 and at such other meetings of the Board prior to the Standstill Termination Date as the Company and Bienvenu may from time to time thereafter mutually agree. Such presentation shall incorporate the strategic recommendations that he believes are necessary for the Company and, without limitation, shall include the proposals/recommendations for the Company that he has presented (or may in the future present) to persons who have considered (or may in the future consider) providing financing for his offer to buy the Company. The Company shall reimburse Bienvenu for the reasonable expenses he shall incur in traveling to such any such meeting and shall pay him $1,500 for each such meeting that he shall attend. In connection with Bienvenu's engagement as a strategic advisor to the Board, he is entering into the Confidentiality Agreement attached as EXHIBIT A hereto.

     Section 2.2    Standstill.
                    ----------

     (a) Except as otherwise specifically provided in Section 1, each member of the Stockholder Group will not, and will cause each of its Affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as in effect on the date hereof) not to, during the period commencing on the date hereof and ending on January 15, 2004 (the "STANDSTILL TERMINATION DATE"), directly or indirectly, without the written consent of the Company (which may be withheld or delayed by the Company at its sole discretion):

           (i) acquire, announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of: (A) any Common Stock or direct or indirect rights to options to acquire (through purchase, exchange, conversion or otherwise) any Common Stock; or (B) any other Voting Securities, or direct or indirect rights to options to acquire (through purchase, exchange, conversion or otherwise) any other Voting Securities; PROVIDED, HOWEVER, that clauses (A) and (B) shall not include Common Stock or other Voting

Securities received as a result of a stock dividend, stock distribution or stock split or through the exercise of any rights under any Company rights offering or shareholder rights plan; PROVIDED, FURTHER, HOWEVER, that clause (i) shall not prohibit any open-market purchase of Common Stock only if, after giving effect to any such purchase, the Stockholder Group does not beneficially own in excess of 15% of the Common Stock;

           (ii) solicit proxies (or written consents) or assist or participate in any other way, directly or indirectly, in any solicitation of proxies (or written consents), or otherwise become a "participant" in a "solicitation" (as such terms are defined in Instruction 3 of Item 4 of Schedule 14A and Rule 14a-1 of Regulation 14A, respectively, under the Exchange Act) in opposition to the recommendation or proposal of the Board, or recommend or request or induce or attempt to induce any other individual or entity (each, a "PERSON") to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of (or the execution of a written consent in respect of) the Common Stock or other Voting Securities, or execute any written consent in lieu of a meeting of the holders of the Common Stock or other Voting Securities or grant a proxy with respect to the voting of the Common Stock or other Voting Securities to any person other than to the Board or persons appointed as proxies by the Board;

           (iii) initiate, propose or submit one or more stockholder proposals or induce or attempt to induce any other person to initiate any stockholder proposal;

           (iv) call or request, seek to call or request the call of, a special meeting of the Company's stockholders, or make a request for a list of the Company's stockholders;

           (v) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) for the purpose of acquiring holding, voting or disposing of any securities of the Company other than the Stockholder Group;

           (vi) vote for any nominee or nominees for election to the Board, other than those nominated or supported by the Board;

           (vii) seek, alone or in concert with others, to place a representative or other affiliate or nominee on the Board or seek the removal of any member of the Board or a change in the size or composition of the Board;

           (viii) deposit any Common Stock or other Voting Securities in a voting trust or enter into any other arrangement or agreement with respect to the voting thereof; PROVIDED, HOWEVER, that the foregoing shall not prohibit Broken Arrow's investment committee from taking any action that is not otherwise inconsistent with this Agreement;

           (ix) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including beneficial ownership) of any of the assets or business of the Company or any rights or options to acquire any such assets or business from any person;

           (x) seek, propose, or make any statement with respect to, or solicit, negotiate with, or provide any information to any person with respect to, a merger, consolidation, acquisition of control or other business combination, tender or exchange offer, purchase, sale or transfer of assets or securities, dissolution, liquidation, reorganization, recapitalization, dividend, share repurchase or similar transaction involving the Company, its subsidiaries or its business, whether or not any such transaction involves a change of control of the Company;

           (xi) take any action, alone or in concert with any other person, advise, finance, assist or participate in or encourage any person to take any action which is prohibited to be taken by any Investor or any of its affiliates or associates pursuant to this Agreement, or make any investment in or enter into any arrangement with, any other person that engages, or offers or proposes to engage in any of the foregoing;

           (xii) disclose publicly, or privately in a manner that could reasonably be expected to become public, any intention, plan or arrangement inconsistent with the foregoing; or

           (xiii) take any action challenging the validity or enforceability of any provisions of this Section 2.2;

PROVIDED, HOWEVER, that the foregoing shall not prohibit: (x) the Offeror (as defined below) from presenting to the Board Qualified Proposals (as defined below); or (y) the Offeror from conducting non-hostile discussions with officers of and advisors to the Company that are incidental to the development of any Qualified Proposal. The Company shall cause any such Qualified Proposals to be presented to the Board (or a committee thereof) and shall permit any such discussions to occur, but nothing in this Agreement shall impose upon the Board or the Company any obligation to act (or not to act) other than as required by applicable Delaware law.

     (b) A "QUALIFIED PROPOSAL" shall mean a proposal to acquire 100% of the outstanding Common Stock or any other proposal regarding the acquisition of a significant portion of the equity of the Company (either from the Company or from its stockholders): (i) with respect to which SSH, Broken Arrow or a subsidiary or other designee of SSH or Broken Arrow (the "Offeror") either: (A) provides to the Board reasonably satisfactory evidence that the Offeror has available for the acquisition of such stock an amount in cash equal to no less than 50% of the aggregate consideration to be paid for such stock; or (B) has received a binding commitment or a non-binding letter of intent to finance the acquisition of at least 50% of such shares from a financial sponsor (a "FINANCIAL SPONSOR") either: (I) that provides to the Board reasonably satisfactory evidence that such Financial Sponsor has an amount in cash, or commitments to receive such cash, equal to no less than 50% of the aggregate consideration to be paid for such stock; or (II) that the Company's financial advisor, JP Morgan Securities, Inc. (or such other successor financial advisor of comparable stature as may be engaged by the Company) shall reasonably determine has the financial wherewithal to fund in cash 50% of the aggregate consideration to be paid for such stock; and (ii) with respect to which the Offeror shall not have used any non-public information about the Company without the Company's prior written consent or pursuant to a non-disclosure agreement between the Company and the Offeror. The Stockholder Group may not, and the Stockholder Group shall not permit the Offeror to, disclose any Qualified Proposal other than to the Board unless required to do so under applicable securities laws and, if such disclosure is so required, the Stockholder Group will, and the Stockholder Group will cause the Offeror to, so advise the Company in advance and will limit the nature and content of such disclosure as and to the extent the Company may reasonably request.

     (c) At all times prior to the Standstill Termination Date, no member of the Stockholder Group shall, nor shall any member of the Stockholder Group permit its Affiliates to, directly or indirectly: (i) aid, encourage or act in concert with any person, firm, corporation, group or entity to take any of the actions prohibited by this Section 2.2; (ii) other than with respect to (and as permitted by the definition of) a Qualified Proposal, request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this Section 2.2 (including this sentence) if such request would require public disclosure by the Company; or (iii) other than with respect to (and as permitted by the definition of) a Qualified Proposal, take any action that would require the Company to make a public announcement regarding the possibility of a business combination or merger.

     Section 2.3 DISPOSITIONS OF VOTING SECURITIES. During the period commencing on the date hereof and ending on the Standstill Termination Date, each member of the Stockholder Group agrees that it will not, directly or indirectly, sell, assign, transfer, grant an option with respect to or otherwise dispose of any interest in (or enter into an agreement or under-standing with respect to the foregoing) (collectively, a "DISPOSITION") any Voting Securities; PROVIDED, HOWEVER, that such limitation shall not apply with respect to:

     (a) a Disposition to or through any market maker with respect to the Common Stock; PROVIDED, HOWEVER, that, except as contemplated by Section 2.3(c), in no event may any member of the Stockholder Group effect the Disposition during any 30-day period of Voting Securities that (assuming the exercise, exchange or conversion of any such Voting Securities that are exercisable or exchangeable for, or convertible into, Common Stock) in the aggregate (together with all other Dispositions by all of the members of the Stockholder Group during such 30-day period) constitute more than 1% of the Common Stock outstanding at the time of such Disposition;

     (b) a Disposition pursuant to a bona fide pledge of Voting Securities by a member of the Stockholder Group as security for BONA FIDE indebtedness to a brokerage firm, financial institution or Empire Capital Partners of an Affiliate of Empire Capital Partners (but only to Empire Capital Partners or such an Affiliate if such transferee shall first agree in writing (if it has not already done so) to be bound by all of the terms and provisions of this Agreement with the same force and effect as if such transferee was a party to this Agreement as a member of the Stockholder Group as of the date hereof) for money borrowed;

     (c) a Disposition in any amount to any principal for its own account through a broker-dealer, so long as such broker-dealer agrees that it shall not, either as principal or agent, make any Disposition to a person who, after giving effect to such Disposition, would, together with its Affiliates, to the knowledge of such broker-dealer, beneficially own 5% or more of the outstanding Voting Securities;

     (d) a Disposition to any other member of the Stockholder Group or any Affiliates, immediate family member or trust for the benefit of such member; PROVIDED, HOWEVER, that any such transferee shall first agree in writing to be bound by all of the terms and provisions of this Agreement with the same force and effect as if such person were a member of the Stockholder Group as of the date hereof; or

     (e)   a Disposition pursuant to a tender or exchange offer;

PROVIDED, HOWEVER, that, notwithstanding the foregoing, no Disposition permitted by this Section 2.3 shall affect the obligation of the Stockholder Group to vote all of the shares of Common Stock beneficially owned by them on the date hereof in the manner required by Section 1.2(b).

     Section 2.4 JOINT PRESS RELEASE. The Stockholder Group and the Company shall issue a joint press release in the form of EXHIBIT B hereto no earlier than 6:00 a.m. Eastern time on Monday, April 21, 2003 and no later than such time as the market opens on such date. Neither the Company nor any member of the Stockholder Group will make any public statements that are inconsistent with, or are otherwise contrary to, the statements in the joint press release.

     Section 2.5 REIMBURSEMENT OF EXPENSES. The Company agrees to reimburse the Stockholder Group for its out-of-pocket expenses reasonably incurred directly or indirectly in connection with the Proxy Contest in an amount of up to $300,000. The Stockholder Group represents and warrants to the Company that the Stockholder Group has reasonably incurred out-of-pocket expenses in excess of $300,000 directly or indirectly in connection with the Proxy Contest. The Company shall pay such amount to SSH in full satisfaction of its obligation in the first sentence of this Section 2.5 only upon its receipt of signatures from each member of the Stockholder Group.

     Section 3.     REPRESENTATIONS AND WARRANTIES.

     Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER GROUP. Each member of the Stockholder Group, jointly and severally and on behalf of his or its Affiliates (but not as to any other member of the Stockholder Group), represents and warrants to the Company as follows:

     (a)   Such member of the Stockholder Group has the power and authority to:
(i) execute and deliver this Agreement; (ii) consummate the transactions contemplated hereby; and (iii) perform his or its obligations hereunder. If such member of the Stockholder Group is not an individual, such member has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.

     (b) Such member of the Stockholder Group has taken all necessary action to authorize: (i) the execution and delivery of this Agreement; (ii) the performance of his or its obligations hereunder; and (iii) the consummation of the transactions contemplated hereby.

     (c) Such member of the Stockholder Group has duly authorized, executed and delivered this Agreement.

     (d) This Agreement constitutes the valid and binding obligation of such member of the Stockholder Group, enforceable against him or it in accordance with its terms.

     (e) The execution and delivery of this Agreement by such member of the Stockholder Group and the performance by such member of the Stockholder Group of his or its obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (i) require the consent of any third party or governmental authority under the laws of any applicable jurisdiction; or (ii) conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or pursuant to its organizational documents or any material franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or under any statute, law, ordinance, rule of regulation, or any order, writ, injunction, judgment, plan or decree of any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body.

     (f) Such member of the Stockholder Group beneficially owns the shares of Common Stock set forth next to his or its name on SCHEDULE I free and clear of all liens, claims and other encumbrances, and such shares constitute all of the securities of the Company entitled, or which may be entitled, to vote (whether or not entitled to vote generally in the election of directors), or securities convertible into or exercisable or exchangeable for such securities, whether or not subject to the passage of time or contingencies (collectively, "VOTING SECURITIES"). The Schedule 13D filed by the Stockholder Group (as amended through Amendment No. 4, filed with the SEC on April 4, 2003) correctly sets forth the beneficial ownership of shares of Common Stock of such member of the Stockholder Group.

     Section 3.2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Stockholder Group as follows:

     (a) The Company has the power and authority to: (i) execute and deliver this Agreement; (ii) consummate the transactions contemplated hereby; and (iii) perform its obligations hereunder. the Company has been duly organized and is validly existing and in good standing under the laws of the state of Delaware.

     (b) The Company has taken all necessary action to: (i) authorize the execution and delivery of this Agreement; (ii) the consummation of the transactions contemplated hereby; and (iii) the performance of its obligations hereunder.

     (c) The Company has duly authorized, executed and delivered this Agreement.

     (d) This Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms.

     (e) The execution and delivery of this Agreement by the Company and the performance by it of its obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (i) require the consent of any third party or governmental authority under the laws of any applicable jurisdiction; or (ii) conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or pursuant to its organizational documents or any material franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or under any statute, law, ordinance, rule of regulation, or any order, writ, injunction, judgment, plan or decree of any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body.

     Section 4.     MISCELLANEOUS.

     Section 4.1 NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing signed by the sender, and shall be deemed duly given: (a) on the date delivered if personally delivered; (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error; (c) on the business day after being sent by Federal Express or another recognized overnight mail service for next day or next business day delivery; or (d) five business days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to following addresses (or at such other address or telecopier number for a party as shall be specified by like notice):

     (a)   if to the Company, to:

           45 Danbury Road
           Wilton, CT 06897
           Telecopier: (203) 563-1376
           Attention: Kenneth J. Hall

           with a copy to:

           Jenkens & Gilchrist Parker Chapin LLP
           405 Lexington Avenue
           New York, NY  10174
           Telecopier No.: (212) 704-6288
           Attention: Michael Weinsier

     (b) If to a member of the Stockholder Group, to him or it at the address set forth below its name on a signature page hereto.

           with a copy to:

           Tempus Legal LLC
           191 Post Road West
           Westport, CT 06880
           Telecopier No.: (203) 221-2705
           Attention: Ernest Mysogland

     Section 4.2 AMENDMENT. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

     Section 4.3 NO WAIVER. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 4.4 SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 4.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that no party may delegate or otherwise transfer any of its obligations under this Agreement without the consent of the other parties hereto.

     Section 4.6 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York that apply to agreements made and performed entirely within such state.

     Section 4.7 JURISDICTION. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any dispute arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in such District (unless such court lacks jurisdiction with respect to such dispute, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York in connection with such dispute and waives any objection to venue in the State of New York), and agrees that service of any summons, complaint, notice or other process relating to such dispute may be effected in the manner provided by Section 4.1.

     Section 4.8 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto.

     Section 4.9 LITIGATION EXPENSES. In the event of any litigation among any of the parties hereto concerning this Agreement or the transactions contemplated hereby (including, without limitation, any act or failure to act with respect to a Qualified Proposal), the prevailing party in such litigation shall be entitled to reimbursement from the party opposing such prevailing party of all reasonable attorneys' fees and costs incurred in connection therewith.

     Section 4.10 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to, or shall confer upon, any other person any right, benefit or remedy of any nature whatsoever under, or by reason of, this Agreement, including, without limitation, by way of subrogation.

     Section 4.11 SPECIFIC PERFORMANCE. Each of the members of the Stockholder Group, on the one hand, and the Company, on the other hand, agrees that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

     Section 4.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and agreements made herein by the Company and the members of the Stockholder Group shall survive the execution and delivery hereof.

     Section 4.13 ENTIRE AGREEMENT. This Agreement and the exhibits and schedules hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect tot he subject matter hereof and thereof.

     Section 4.14 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when signed by the Company, SSH, Broken Arrow, Bienvenu and Dennedy, but the Company may terminate this Agreement at any time after 5:00 p.m. Eastern time on April 18, 2003 if the Company shall not, prior to such termination, have received signatures to this Agreement from each member of the Stockholder Group by giving written notice thereof to each member of the Stockholder Group who has signed this Agreement prior to such termination.

                      [The next page is the signature page]

     The parties have executed and delivered this Settlement Agreement as of the date first written above.

                                     MERCATOR SOFTWARE, INC.


                                     By: /s/ Kenneth J. Hall
                                        ----------------------------------------
                                              Name: Kenneth J. Hall
                                              Title: Executive VP, CFO and
                                                     Treasurer

                                     STRATEGIC SOFTWARE HOLDINGS, LLC


                                     By: /s/ Rodney Bienvenu
                                        ----------------------------------------
                                              Name: Rodney Bienvenu
                                              Title: CEO

                                     Address:
                                     1465 East Post Road, Second Floor
                                     Westport, CT  06880
                                     Telecopier No: (203) 259-7854
                                     Attn: Rodney Bienvenu

                                     BROKEN ARROW I, L.P.


                                     By: /s/ Rodney Bienvenu
                                        ----------------------------------------
                                              Name: Rodney Bienvenu
                                              Title: Duly Authorized
                                                     Representative of the
                                                     General Partner, SSH

                                     Address:
                                     1465 East Post Road, Second Floor
                                     Westport, CT  06880
                                     Telecopier No: (203) 259-7854
                                     Attn: Rodney Bienvenu


                       [Signatures continued on next page]

                                     /s/ Rodney Bienvenu
                                     -------------------------------------------
                                     Rodney Bienvenu

                                     Address:
                                     1465 East Post Road, Second Floor
                                     Westport, CT  06880
                                     Telecopier No: (203) 259-7854


                                     /s/ James Dennedy
                                     -------------------------------------------
                                     James Dennedy

                                     Address:
                                     1465 East Post Road, Second Floor
                                     Westport, CT  06880
                                     Telecopier No: (203) 259-7854

                                     EMPIRE CAPITAL PARTNERS, L.P.


                                     By: /s/ Peter Richards
                                        ----------------------------------------
                                              Name: Peter Richards
                                              Title: Managing Partner

                                     Address:
                                     1 Gorham Island
                                     Westport, CT  06880
                                     Telecopier No.:  (203) ___-___
                                     Attn:  Scott A. Fine and Peter J. Richards

                                     EMPIRE GP, L.L.C.


                                     By: /s/ Peter Richards
                                        ----------------------------------------
                                              Name: Peter Richards
                                              Title: Managing Partner

                                     Address:
                                     1 Gorham Island
                                     Westport, CT  06880
                                     Telecopier No.:  (203) ___-___
                                     Attn:  Scott A. Fine and Peter J. Richards

                       [Signatures continued on next page]

                                     EMPIRE CAPITAL MANAGEMENT, L.L.C.


                                     By: /s/ Peter Richards
                                        ----------------------------------------
                                              Name: Peter Richards
                                              Title: Managing Partner

                                     Address:
                                     1 Gorham Island
                                     Westport, CT  06880
                                     Telecopier No.:  (203) ___-___
                                     Attn:  Scott A. Fine and Peter J. Richards

                                     CHARTER OAK PARTNERS, L.P.


                                     By: /s/ Peter Richards
                                        ----------------------------------------
                                              Name: Peter Richards
                                              Title: Investment Manager

                                     Address:
                                     10 Wright Street, Building B, 4th Floor
                                     Westport, CT  06880
                                     Telecopier No.:  (203) ___-___
                                     Attn:
                                          ------------------------------


                                     /s/ Scott A. Fine
                                     -------------------------------------------
                                     Scott A. Fine

                                     Address:
                                     1 Gorham Island
                                     Westport, CT  06880
                                     Telecopier No.: (203) ___-___


                                     /s/ Peter J. Richards
                                     -------------------------------------------
                                     Peter J. Richards

                                     Address:
                                     1 Gorham Island
                                     Westport, CT  06880
                                     Telecopier No.: (203) ___-___

                       [Signatures continued on next page]

                                     /s/ Peter J. Boni
                                     -------------------------------------------
                                     Peter J. Boni

                                     Address:
                                     10 Maguire Road, Suite 332
                                     Lexington, MA  02421
                                     Telecopier No.: (___) ___-___


                                     /s/ Daniel P. Hoogterp
                                     -------------------------------------------
                                     Daniel P. Hoogterp

                                     Address:
                                     3 Cherry Hill Circle, Suite 102
                                     Monroe, CT 06468
                                     Telecopier No.: (203) 445-8446


                                     /s/ Edward Sanchez, Jr.
                                     -------------------------------------------
                                     Edward Sanchez, Jr.

                                     Address:
                                     150 East 52nd Street, 2nd Floor
                                     New York, NY  10022
                                     Telecopier No.: (___) ___-___


                                     /s/ Sean P. Sears
                                     -------------------------------------------
                                     Sean P. Sears

                                     Address:
                                     TD Centre
                                     1791 Barrington Street, 4th Floor
                                     Halifax, Nova Scotia B3J 3K9, Canada
                                     Telecopier No.: (___) ___-___


                                     -------------------------------------------
                                     Michael R. Wodopian

                                     Address:
                                     9750 Goethe Road
                                     Sacramento, CA 95827
                                     Telecopier No.: (___) ___-___

                                   SCHEDULE I
                         OWNERSHIP BY STOCKHOLDER GROUP

Name                                                                   Shares
----                                                                   ------
Strategic Software Holdings, LLC....................................   1,672,500
Broken Arrow I, L.P.................................................   1,672,500
Rodney Bienvenu.....................................................   1,672,500
James Dennedy.......................................................   1,672,500
Empire Capital Partners, L.P........................................     906,900
Empire GP, L.L.C....................................................     906,900
Empire Capital Management, L.L.C....................................     906,900
Charter Oak Partners, L.P...........................................     906,900
Scott A. Fine.......................................................     906,900
Peter J. Richards...................................................     906,900
Peter J. Boni.......................................................           0
Daniel Hoogterp.....................................................           0
Edward Sanchez, Jr..................................................      19,200
Sean P. Sears.......................................................       3,450
Michael R. Wodopian.................................................           0